Exhibit 21.1

SUBSIDIARIES OF YUM! BRANDS, INC.

AS OF DECEMBER 31, 2005

3018538 Nova Scotia Company	Canada
A&W Restaurants, Inc.	Michigan
A.C.N. 002 543 286 Pty. Ltd. (f/k/a Pizza Hut Distributors Pty. Ltd.)	Australia
A.C.N. 002 812 151 Pty. Ltd. (f/k/a Pizza Hut Restaurant Systems Pty. Ltd.)	Australia
A.C.N. 054 055 917 Pty. Ltd. (f/k/a Nero's Holdings Pty. Ltd.)	Australia
A.C.N. 054 121 416 Pty. Ltd. (f/k/a Nero's Pizza Pty. Ltd.)	Australia
A.C.N. 084 994 374 Pty. Ltd. (f/k/a Tricon Australia Investments Pty. Ltd.)	Australia
A.C.N. 101 355 772 Pty. Ltd. (f/k/a Bell Taco Pty. Ltd.)	Australia
ACN 085 239 961 Pty. Ltd. (SA1)	Australia
ACN 085 239 998 Pty. Ltd. (SA2)	Australia
American Restaurants Sp. z o.o.	Poland
American Restaurants SRO (f/k/a Conirius SRO)	Czech
Amrest Holdings N.V.	Netherlands
Ashton Fried Chicken Pty. Ltd.	Australia
Beijing Pizza Co., Ltd.	China
Big Sur Restaurant No. 2, Inc.	Delaware
Big Sur Restaurants, Inc.	Kansas
Birdland (Taiwan) Limited	Taiwan
Blue Ridge Pizza Hut, Inc.	Virginia
Buckeye PH, Inc.	Ohio
Changsha KFC Co., Ltd.	China
Chesapeake Bay Pizza Hut, Inc.	Maryland
Chongqing KFC Co., Ltd.	China
Colonel's Realty, Inc.	Canada
D H Gorman (Leicester) Limited	United Kingdom
D&E Food Service, Inc.	South Carolina
Dalian Kentucky Foodhall Co., Ltd.	China
Dalian Kentucky Fried Chicken Co., Ltd.	China
Dedman and Rose Caterers Limited	United Kingdom
Delta Creator Sp. z.o.o.	Poland
Dongguan KFC Co., Ltd.	China
Erin Investment Corp.	Pennsylvania
Expertos En Reparto A Domicillo, SRL de CV	Mexico
Expertos En Restaurantes, SRL de CV	Mexico
Finger Lickin' Chicken Limited	United Kingdom
FLC 652 Limited	United Kingdom
FTB, Inc.	Florida
G Judd and Rose Caterers Limited	United Kingdom
Gittins and Rose Caterers Limited	United Kingdom
Glenharney Insurance Company	Vermont
Global Restaurants, Inc	Mauritius
Glouscester Properties Pty. Ltd.	Australia
Guangzhou Pizza Company Limited	China
Hangzhou KFC Co., Ltd.	China
Hoosier Pizza Hut Co.	Indiana
International Fast Food Polska Sp. z o.o.	Poland

Inventure Restaurantes Ltda.	Brazil
Kentucky Fried Chicken (Germany) Rest. Holdings GmbH	Germany
Kentucky Fried Chicken Beijing Co., Ltd	China
Kentucky Fried Chicken Corporate Holdings, Ltd.	Delaware
Kentucky Fried Chicken de Mexico, SRL de CV	Mexico
Kentucky Fried Chicken Global BV	Netherlands
Kentucky Fried Chicken International Holdings, Inc.	Delaware
Kentucky Fried Chicken Japan Ltd.	Japan
Kentucky Fried Chicken Limited (f/k/a Roberts Restaurants Limited)	United Kingdom
Kentucky Fried Chicken Pty. Ltd.	Australia
KFC 652 Limited (f/k/a Kentucky Fried Chicken Limited)	United Kingdom
KFC A&W Pty. Limited	Australia
KFC Advertising, Ltd.	United Kingdom
KFC Corporation	Delaware
KFC Development (Thailand) Co., Limited	Thailand
KFC Europe Holdings LLC	Delaware
KFC France SAS	France
KFC Germany, Inc.	Delaware
KFC Holding Co. (f/k/a Kentucky Fried Chicken of California, Inc.)	Delaware
KFC Holdings B.V.	Netherlands
KFC Ireland Limited	Ireland
KFC Pension Trust Co. Ltd.	United Kingdom
KFC Services, Ltd.	United Kingdom
KFC U.S. Properties, Inc.	Delaware
Kunming KFC Co., Ltd.	China
Lanzhou KFC Co., Ltd.	China
Lee Huts, Inc.	Florida
LJS Advertising, Inc.	Kentucky
LJS Restaurants, Inc.	Delaware
Long John Silver's, Inc.	Delaware
Lookchief Limited	United Kingdom
Mercian Fast Foods Limited	United Kingdom
Middleton and Wilson Corporation	Missouri
Mountaineer Pizza Hut, Inc.	West Virginia
Multibranding Pty. Ltd. (f/k/a LJS Australia Pty Ltd)	Australia
NanChang KFC Co., Ltd.	China
Nanjing KFC Co., Ltd.	China
Nanning KFC Co., Ltd.	China
Newcastle Fried Chicken Pty. Ltd.	Australia
Norfolk Fast Foods Ltd	United Kingdom
Northside Fried Chicken Pty. Ltd.	Australia
Oriole Pizza Hut, Inc.	Maryland
Parr and Rose Caterers Limited	United Kingdom
Pasta Bravo, LLC	Delaware
PCNZ LIMITED	Mauritius
PepsiCo Eurasia Limited	Delaware
PHI (UK) Limited (f/k/a Cheeroffer Limited)	United Kingdom
PHM de Mexico, SRL de CV	Mexico

PHP De Mexico Inmobiliaria, SRL de CV	Mexico
Pizza France S.N.C.	France
Pizza Hut (Restaurations) G.m.b.H.	Germany
Pizza Hut (UK) Limited	United Kingdom
Pizza Hut (UK) Pension Trust Limited	United Kingdom
Pizza Hut Australia Finance Pty. Ltd.	Australia
Pizza Hut Del Distrito, SRL de CV	Mexico
Pizza Hut Holding GmbH	Germany
Pizza Hut International, LLC	Delaware
Pizza Hut Korea Co., Ltd.	Korea
Pizza Hut Mexicana, SRL de CV	Mexico
Pizza Hut of Allegany County No. 1, Inc.	Maryland
Pizza Hut of Allegany County No. 2, Inc.	Maryland
Pizza Hut of Allegany County No. 3, Inc.	Maryland
Pizza Hut of America, Inc.	Delaware
Pizza Hut of Charles County, Inc.	Maryland
Pizza Hut of Frederick County No. 1, Inc.	Maryland
Pizza Hut of Frederick County No. 2, Inc.	Maryland
Pizza Hut of Frederick County No. 3, Inc.	Maryland
Pizza Hut of Frederick County No. 4, Inc.	Maryland
Pizza Hut of Frederick County No. 5, Inc.	Maryland
Pizza Hut of Frederick County No. 6, Inc.	Maryland
Pizza Hut of North America, Inc.	Texas
Pizza Hut of Puerto Rico, Inc.	Delaware
Pizza Hut of St. Louis, Inc.	Missouri
Pizza Hut of St. Mary's County, Inc.	Maryland
Pizza Hut of Titusville, Inc.	Florida
Pizza Hut of Washington County No. 1, Inc.	Maryland
Pizza Hut of Washington County No. 2, Inc.	Maryland
Pizza Hut of Washington County No. 3, Inc.	Maryland
Pizza Hut Properties, Pty, Ltd.	Australia
Pizza Hut SRO	Czech
Pizza Hut Victoria Pty. Ltd.	Australia
Pizza Hut West, Inc.	California
Pizza Hut, Inc.	California
Pizza Hut, Ltd.	Texas
Pizza Huts of Cincinnati, Inc.	Indiana
Pizza Huts of Las Vegas, Inc.	Nevada
Pizza Management Inc.	Texas
Pizza-Hut Special Delivery Australia, Ltd.	Delaware
Potomac Pizza Hut, Inc.	Maryland
Qingdao Kentucky Fried Chicken Co., Ltd.	China
Red Raider Pizza Company	Delaware
Restaurantes Internacionales Limitada de Chile	Chile
Romet Corp.	Pennsylvania
SCI Argo	France
SCI Duranton	France
Sea Bond Company Limited	Hong Kong

Semoran Pizza Huts, Inc.	Florida
SEPSA S.N.C.	France
Servicios Administrativos R.P.I. SRL de CV	Mexico
Servicios Operativos RPI, SRL de CV	Mexico
Shanghai Kentucky Fried Chicken Co., Ltd.	China
Shanghai Pizza Hut Co., Ltd.	China
Shantou KFC Co., Ltd.	China
Shantou Pizza Company Limited	China
Shenzhen KFC Co., Ltd.	China
Shenzhen Pizza Company Limited	China
Single Tree Corporation	Missouri
SM2RL SAS	France
Southern Fast Foods Limited	United Kingdom
Spizza 30 SAS	France
Spolpep Sp. z.o.o.	Poland
Suffolk Fast Foods Ltd.	United Kingdom
Supreme Pizza, Inc.	Missouri
Suzhou KFC Co., Ltd.	China
Taco Bell Corp	California
Taco Bell of America, Inc.	Delaware
Taco Bell Pty. Ltd.	Australia
TaiYuan KFC Co., Ltd.	China
TCL, Inc.	Delaware
TGRI-Relo, Inc.	Texas
THC I Limited	Malta
THC II Limited	Malta
THC III Limited	Malta
THC IV Limited	Malta
THC V Limited	Malta
Tianjin KFC Co., Ltd.	China
Tricon International (Thailand) Co., Ltd.	Thailand
Tri-L Pizza Huts, Inc.	Pennsylvania
UPGC, Inc.	Canada
Valleythorn Limited	United Kingdom
VariAsian Development, Ltd.	Cayman Islands
VariAsian Operations (International), Ltd.	Cayman Islands
VariAsian, Inc.	Delaware
West End Restaurants (Holdings) Limited	United Kingdom
West End Restaurants (Investments) Limited	United Kingdom
West End Restaurants Limited	United Kingdom
WingStreet, LLC	Delaware
Wuxi KFC Co., Ltd.	China
Xiamen - KFC Co., Ltd.	China
Xinjiang KFC Co., Ltd.	China
YA Company One Pty. Ltd.	Australia
YB Operadora, SRL de CV	Mexico
YGC, Inc.	Arizona
YGR America, Inc.	Delaware

YGR International Limited	United Kingdom
YGR US, LLC	Delaware
Yorkshire Global Licensing Netherlands B.V.	Netherlands
Yorkshire Global Restaurants, Inc.	Maryland
Yorkshire Holdings, Inc.	Maryland
YSV Holdings, LLC	Delaware
Yum Procurement Corporation	Delaware
Yum Procurement Holding Corporation	Delaware
Yum Procurement Services, L.P.	Delaware
Yum Restaurant Licensing Corp.	Delaware
Yum Restaurants International (Pty) Ltd.	South Africa
Yum Restaurants International (Thailand) Co., Ltd.	Thailand
Yum Restaurants PR Holdings Inc.	Delaware
Yum Restaurants Puerto Rico, Inc.	Delaware
Yum Restaurants Services Group, Inc.	Delaware
Yum! (Shanghai) Food Co., Ltd.	China
Yum! Australia Equipment Pty Ltd.	Australia
Yum! Australia Finance Pty. Ltd.	Australia
Yum! Australia Holdings I LLC	Delaware
Yum! Australia Holdings II LLC	Delaware
Yum! Australia Holdings III LLC	Delaware
Yum! Australia Holdings Ltd.	Cayman Islands
Yum! Australia Superannuation Fund Pty. Ltd.	Australia
Yum! Brands Canada Financing LP	Canada
Yum! Brands Canada Management Holding, Inc	Canada
Yum! Brands Canada Management L.P.	Canada
Yum! Brands Global Restaurants (Canada) Company	Canada
Yum! Brands Mexico Holdings II LLC	Delaware
Yum! Brands Mexico Holdings SRL de CV	Mexico
Yum! Capital Pty. Ltd.	Australia
Yum! Franchise China Trust	China
Yum! Franchise de Mexico S de RL	Mexico
Yum! Franchise I LP	Canada
Yum! Franchise II LLP	United Kingdom
Yum! Franchise III Partnership	Australia
Yum! Holdings Australia Pty. Ltd.	Australia
Yum! International Participations, S.a.r.l.	Luxembourg
Yum! Realty Holdings Inc.	Canada
Yum! Restaurant Holdings Limited (f/k/a Restaurant Holdings Limited)	United Kingdom
Yum! Restaurantes do Brazil Ltda.	Brazil
Yum! Restaurants (Chengdu) Co., Ltd.	China
Yum! Restaurants (China) Investment Co., Ltd.	China
Yum! Restaurants (France) Ltd.	United Kingdom
Yum! Restaurants (Fuzhou) Co., Ltd.	China
Yum! Restaurants (Guangdong) Co., Ltd.. (a/k/a. Guangzhou KFC Co., Ltd.)	China
Yum! Restaurants (Hong Kong) Ltd.	Hong Kong
Yum! Restaurants (India) Pvt. Ltd.	India
Yum! Restaurants (Netherlands) Limited	United Kingdom

Yum! Restaurants (NZ) Ltd.	New Zealand
Yum! Restaurants (Shenyang) Co., Ltd.	China
Yum! Restaurants (Taiwan) Co., Ltd.	Taiwan
Yum! Restaurants (UK) Ltd.	United Kingdom
Yum! Restaurants (Wuhan) Co., Ltd.	China
Yum! Restaurants (Xian) Co., Ltd.	China
Yum! Restaurants Asia Private Limited	Singapore
Yum! Restaurants Australia Pty. Ltd.	Australia
Yum! Restaurants Australia Services Pty. Ltd.	Australia
Yum! Restaurants Consulting (Shanghai) Co., Ltd.	China
Yum! Restaurants Espana S.L.	Spain
Yum! Restaurants Europe Limited	United Kingdom
Yum! Restaurants Europe Limited (f/k/a Pizza Hut Services Limited)	United Kingdom
Yum! Restaurants Europe Ltd.	United Kingdom
Yum! Restaurants Germany GmbH	Germany
Yum! Restaurants International (Canada) L.P.	Canada
Yum! Restaurants International (MENAPAK) WLL	Bahrain
Yum! Restaurants International BV	Netherlands
Yum! Restaurants International Holdings, Ltd. (f/k/a Yum! Restaurants International, Ltd. (Cayman))	Delaware
Yum! Restaurants International Limited	United Kingdom
Yum! Restaurants International Ltd. & Co. KG	Germany
Yum! Restaurants International Management Sarl	Luxembourg
Yum! Restaurants International Sarl	Luxembourg
Yum! Restaurants International Switzerland Sarl	Switzerland
Yum! Restaurants International, Inc.	Delaware
Yum! Restaurants International, SRL de CV	Mexico
Yum! Restaurants Marketing Private Limited	India
Yum! Restaurants New Zealand Services Pty. Ltd.	Australia
Yum! Restaurants Shanghai Company Limited	China
Yum! Restaurants Spolka Zoo	Poland
Yum! Restaurants SRL De CV (f/k/a Tricon Operadora SRL de CV )	Mexico
Yum! Services Limited	Cayman Islands
Yumsop Pty. Ltd.	Australia
ZhengZhou KFC Co., Ltd.	China